                                                                    EXHIBIT 10.2


                                  BILL OF SALE

                         VITAMIN SHOPPE INDUSTRIES INC.

                                       to

                             VITAMINSHOPPE.COM, INC.

       KNOW ALL MEN BY THESE PRESENTS:

       That Vitamin Shoppe Industries Inc., a New York corporation ("VSI"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey and deliver to VitaminShoppe.com, Inc., a Delaware corporation ("VitaminShoppe.com"), its successors and assigns, effective as of the date hereof, all of its right, title and interest in and to all fixtures, machinery, equipment and other property of whatever nature and kind set forth on Schedule A attached hereto.

       VSI agrees that, at any time and from time to time after the delivery hereof, it will, upon the reasonable request and at the expense of VitaminShoppe.com, take all appropriate actions and execute and deliver all appropriate documents, instruments and conveyances of any kind as may be necessary or desirable to more effectively transfer to VitaminShoppe.com, and to put VitaminShoppe.com in possession of, the assets to be sold in accordance with this Bill of Sale.


                     [Remainder of Page Intentionally Blank]

       IN WITNESS WHEREOF, VSI has caused this Bill of Sale to be executed by an officer thereunto duly authorized this 30th day of June, 1999.


                                      VITAMIN SHOPPE INDUSTRIES INC.

                                      By:           [SIG]
                                          ---------------------------
                                          Name: Larry M. Segall
                                          Title: CFO & Treasurer

ACKNOWLEDGED:

VITAMINSHOPPE.COM, INC.

By:         [SIG]
    ------------------------
    Name: Larry M. Segall
    Title: CFO & Treasurer

VITAMIN SHOPPE INDUSTRIES
ASSETS TO TRANSFERRED TO VITAMINSHOPPE.COM
ESTIMATED NBV AT 5/31/99


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                                                EST NBV
  LOCATION        CODE     REF #       DATE    AT 5/31/99        TYPE                         DESCRIPTION
  --------        ----     -----       ----    ----------        ----                         -----------
NYC             Hardware                May-99        563    Misc Equipment       Modems
NYC             Hardware                May-99      8,070    PC                   5 - Dell Computers 350mhz
NYC             Hardware                May-99      1,089    Printer              1 Printer
-----------------------------------------------------------------------------------------------------------------------------------
Total NYC                                           9,722
-----------------------------------------------------------------------------------------------------------------------------------

N. Bergen       Hardware 404-98      2/19/1999      4,391    Data Communication   Onetouch 10/100 Network
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Data Communications                 4,391

N. Bergen       Hardware 214-98       1/1/1999      1,029    Misc Equipment       Photodisc CD ROM (Mac)
N. Bergen       Hardware R3                         3,867    Misc Equipment       1- UPS Battery
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Misc Equipment                      4,896

N. Bergen       Hardware 201-98      11/1/1998      4,528    PC                   Powerbook G3 w/ ex battery
N. Bergen       Hardware 299-OF                    13,113    PC                   3 - Dell Lattitude Laptops
N. Bergen       Hardware 401-OF                    10,350    PC                   3 - Dell Desktops
N. Bergen       Hardware 283-OF                     2,698    PC                   3 - Premio Desktops
N. Bergen       Hardware 284-OF                     3,565    PC                   4 - Premio Desktops
N. Bergen       Hardware R1                         4,060    PC                   1 - Dell Insperion 7000 Laptop
N. Bergen       Hardware R2                         4,197    PC                   3 - Dell Computers
N. Bergen       Hardware R4                         4,108    PC                   1 - Mac G3
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Misc Equipment                     46,619

N. Bergen       Hardware R5                           773    Printer              1- HP Printer
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Printers                              773

N. Bergen       Hardware 406-98      2/1/1999       3,212    Server               1- Dell 2300 400mhz
N. Bergen       Hardware 298-OF                    11,868    Server               1- Dell 4300 Poweredge
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Servers                            15,080


N. Bergen       Software 405-98       2/1/1999      6,362    Software             3-NT Server 5 Client
N. Bergen       Software 206-98     11/24/1998        752    Software             MM DMS 6.5(Mac Software)
N. Bergen       Software 207-98     11/25/1998      1,206    Software             Visual Studio V6 Software (Mac Software)
N. Bergen       Software 210-98      12/2/1998        853    Software             Misc Software
N. Bergen       Software 212-98      12/7/1998      2,700    Software             Enterprise Audio Discovery Bundle (Netformx)
N. Bergen       Software 216-98      1/20/1999      2,137    Software             MSDN Universal; (Development Tools Library)
N. Bergen       Software 404-OF                     2,414    Software             Middleware software
-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen Software                           16,424

-----------------------------------------------------------------------------------------------------------------------------------
Total N. Bergen                                    88,183
-----------------------------------------------------------------------------------------------------------------------------------

Exodus          Hardware 203-70      9/10/1998     13,903    Data Communication   2-Local Directors
Exodus          Hardware 208-98      12/4/1998     19,131    Data Communication   4-Cisco 2503 Routers, 2-Catalyst 2924xl ethernet,
                                                                                  1-3com superstack hub
Exodus          Hardware 213-98     12/15/1998      2,081    Data Communication   4 user port 8 channel modem (KVM Switch)
Exodus          Hardware 407-98       3/1/1999      9,542    Data Communication   1-Local Director (Cisco)
Exodus          Hardware                Apr-99     20,532    Data Communication   Routers & Switches
Exodus          Hardware 405-OF                     2,428    Data Communication   Ethernet Switch
Exodus          Hardware R6                         8,120    Data Communication   3-Switches
Exodus          Hardware R7                         2,223    Data Communication   1-Master Console
Exodus          Hardware R8                        19,424    Data Communication   2-Local Director
Exodus          Hardware R9                         2,782    Data Communication   1-Router
Exodus          Hardware R10                        1,257    Data Communication   1-DSU/CSU
-----------------------------------------------------------------------------------------------------------------------------------
Total Exodus Data Communications                  101,423


Exodus          Hardware 403-98      1/12/1999      2,777    Misc Equipment       Surestore DLT 40E
Exodus          Hardware 200-70      3/23/1998      1,048    Misc Equipment       Cableexpress
Exodus          Hardware 202-98      11/2/1998        577    Misc Equipment       PC Connection - Misc
Exodus          Hardware                Apr-99      2,729    Misc Equipment       Memory Upgrades
Exodus          Hardware                Apr-99      3,010    Misc Equipment       Tapedrive
Exodus          Hardware R11                        6,960    Misc Equipment       3-Tape Drives
-----------------------------------------------------------------------------------------------------------------------------------
Total Exodus Misc Equipment                        17,101


Exodus          Hardware 201-70       3/4/1998     54,768    Server               4-Compaq 3000 Servers, 2-Compaq 850R (Firewall
                                                                                  Servers)
Exodus          Hardware 204-70      10/1/1998     43,673    Server               7-Dell Poweredge 2300 - 450 mhz
Exodus          Hardware 211-98      12/7/1998     64,626    Server               5-Dell 4300 Poweredge, 1-Dell 2300 Poweredge
Exodus          Hardware 217-98      1/28/1999     20,268    Server               3-Dell 4300 Poweredge
-----------------------------------------------------------------------------------------------------------------------------------
Total Exodus Servers                              183,335

Exodus          Software 202-70     3/11/1998       9,897    Software             2-Eagle Firewall NT VPN (Raptor Software)
Exodus          Software 204-98     11/5/1998       3,802    Software             Site Srver 3.0 Commerce
Exodus          Software 205-98     11/6/1998       1,029    Software             SQL Server V6.5-5 Users (Server software)
Exodus          Software 215-98      1/6/1999       1,126    Software             SQL Server V7.0-5 Users (Server Software)
Exodus          Software               Apr-99     188,591    Software             Netgravity (Banners)
Exodus          Software               Apr-99      34,474    Software             Dialog (E-mail)
Exodus          Software R12                        3,778    Software             Site Server Software
Exodus          Software R13                        2,361    Software             NT Server Enterprise / Cyber Studio
Exodus          Software 203-98     11/4/1998         774    Software             PC Connection - Misc
----------------------------------------------------------------------------------------------------------------------------------
Total Exodus Software                             245,832


----------------------------------------------------------------------------------------------------------------------------------
Total Exodus                                      547,691
----------------------------------------------------------------------------------------------------------------------------------

Total Hardware & Software                         645,596
N. Bergen       Leashold Improvements              11,432
N. Bergen       Furniture & Equipment              27,872
----------------------------------------------------------------------------------------------------------------------------------
Total Estimated NBV at 5/31/99                    684,900
==================================================================================================================================